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                                                                  EXHIBIT 10.34


                            ASSIGNMENT AND ASSUMPTION
                                       OF
                      AMENDED AND RESTATED OPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED OPTION AGREEMENT (this "Assignment") is made as of this 22 day of March, 1995, by and between DENNIS BURNS ("Burns") and the undersigned INVESTORS (the "Investors").

                                    RECITALS

         A. Burns is a party to that certain Amended and Restated Option Agreement dated March 22, 1995 (the "Option Agreement"), under which Burns has granted to Douglas B. Hauff ("Hauff") the option to acquire up to 100,000 shares of common stock of Gargoyles, Inc. held by Burns (the "Optioned Shares").

         B. Burns, Hauff and the Investors, among other parties, are parties to that certain Stock Purchase Agreement dated March 14, 1995 under which Burns has agreed to sell the Optioned Shares to the Investors.

         C. Subject to the terms and conditions of this Assignment and as a condition to closing the Stock Purchase Agreement, Burns desires to assign his rights and obligations under the Option Agreement to the Investors and the Investors desire to accept such assignment and assume such obligations.

                                    AGREEMENT

1. ASSIGNMENT

         In consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Burns hereby assigns to the Investors all of his rights and obligations under the Option Agreement, and the Investors hereby accept the assignment of rights and assume and agree to perform when due all duties and obligations to be performed by Burns under the Option Agreement from and after the date hereof to the same extent as if the Investors had been an original party to the Option Agreement.

2. INDEMNITY

         Each of the Investors, severally and not jointly, hereby agrees to indemnify, defend and hold harmless Burns from and against and shall reimburse Burns for any
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and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys' fees) incurred by Burns arising from such Investor's failure to perform any obligation under the Option Agreement assumed hereunder.

3. COUNTERPARTS

         This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Amended and Restated Option Agreement as of the date first above written.

                                    ASSIGNOR:



                                         /s/  Dennis Burns
                                    --------------------------------------------
                                    Dennis Burns

                                    INVESTORS:

                                    TRILLIUM CORPORATION, a
                                    Washington corporation



                                    By:  /s/  Erik Anderson
                                    --------------------------------------------
                                    Its:  Erik Anderson, Co-President



                                         /s/  Douglas Hauff
                                    --------------------------------------------
                                    Douglas Hauff


                                         /s/  David R. Syre
                                    --------------------------------------------
                                    David R. Syre


                                         /s/  Gary Waterman
                                    --------------------------------------------
                                    Gary Waterman


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                                    THE ART KERN REVOCABLE TRUST
                                    U/A DATED  DECEMBER 7, 1992



                                    By:  /s/  Arthur H. Kern
                                    --------------------------------------------
                                    Its:  Arthur H. Kern, Trustee


                                         /s/  Bruce Hosford
                                    --------------------------------------------
                                    Bruce Hosford


                                         /s/  Tim Buckley
                                    --------------------------------------------
                                    Tim Buckley


                                         /s/  Allen Shoup
                                    --------------------------------------------
                                    Allen Shoup


                                         /s/  Stan Walderhaug
                                    --------------------------------------------
                                    Stan Walderhaug


                                         /s/  Peter von Reichbauer
                                    --------------------------------------------
                                    Peter von Reichbauer


                                         /s/  Steve Kingma
                                    --------------------------------------------
                                    Steve Kingma


                                         /s/  David Jobe
                                    --------------------------------------------
                                    David Jobe



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                                         /s/  Tom Johnson
                                    --------------------------------------------
                                    Tom Johnson


                                         /s/  Robert E. Manne
                                    --------------------------------------------
                                    Robert E. Manne


                                         /s/  Gary Gigot
                                    --------------------------------------------
                                    Gary Gigot


                                         /s/  John Rudolf
                                    --------------------------------------------
                                    John Rudolf


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